    1996 Annual Report

AMERICAN
OPPORTUNITY
INCOME
FUND

                American Opportunity Income Fund - 1996 Annual Report

                                     OIF

                                   [LOGO]

                                   [LOGO]

CONTENTS

President's Letter................  2
Letter to Shareholders............  3
Financial Statements and Notes....  7
Investments in Securities......... 21
Independent Auditors' Report...... 25
Federal Tax Information........... 26
Shareholder Update................ 27
Directors and Officers............ 31
Glossary.......................... 32


AMERICAN OPPORTUNITY INCOME FUND


PRIMARY INVESTMENTS
Mortgage-backed securities, including U.S. government and agency securities and privately issued securities. The fund's investments in mortgage-backed securities include derivative securities, and the fund may purchase securities through the dollar roll program. Investments in mortgage-backed derivative securities and the purchase of securities through the dollar roll program may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE
High level of current income. Its secondary objective is capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE ANNUALIZED TOTAL RETURNS

    Based on net asset value for the periods ended October 31, 1996

[CHART]

     AMERICAN OPPORTUNITY INCOME FUND'S AVERAGE ANNUALIZED TOTAL RETURN FIGURES ARE BASED ON THE CHANGE IN ITS NET ASSET VALUE (NAV), ASSUME ALL DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.

     AVERAGE ANNUALIZED TOTAL RETURNS BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR, FIVE-YEAR AND SINCE INCEPTION PERIODS ENDED OCTOBER 31, 1996, WERE 6.85%, 3.34% AND 6.23%, RESPECTIVELY. THESE FIGURES ALSO ASSUME DISTRIBUTIONS WERE REINVESTED AND DO NOT REFLECT SALES CHARGES.

     PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR
    ORIGINAL COST.

     THE LEHMAN BROTHERS MUTUAL FUND 5-10 YEAR GOVERNMENT INDEX IS AN INDEX OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES WITH MATURITIES OF 5-10 YEARS. THE INDEX DOES NOT REFLECT EXPENSES OR TRANSACTION COSTS. THE SINCE INCEPTION NUMBER FOR THE LEHMAN INDEX IS CALCULATED FROM THE MONTH END CLOSEST TO THE FUND'S INCEPTION THROUGH OCTOBER 31, 1996.

          1996 Annual Report  1    American Opportunity Income Fund

PRESIDENT'S LETTER

December 16, 1996

DEAR SHAREHOLDERS:

    Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

    We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. Also, when calling our toll-free number, you now have the option to listen to our portfolio managers talk about their current investment strategies. Find out the many ways to reach us on the back page of this report.

    Take a close look at the annual report in your hand. It's simpler and more inviting. We've added a glossary of terms at the back to help you better understand commonly used financial terms. Whenever you see this symbol, *** it indicates a term that is defined in the glossary.

    You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.

    The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

    That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can. Thank you for your investment.

Sincerely,

[SIGNATURE]

William H. Ellis

[PHOTO]

WILLIAM H. ELLIS
President
Piper Capital
Management

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

          1996 Annual Report  2    American Opportunity Income Fund

AMERICAN OPPORTUNITY INCOME FUND

December 16, 1996

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED OCTOBER 31, 1996, AMERICAN OPPORTUNITY INCOME FUND ACHIEVED A NET ASSET VALUE TOTAL RETURN OF 7.98%*, WITH DISTRIBUTIONS REINVESTED AND NOT INCLUDING SALES CHARGES. The fund outperformed the Lehman Brothers Mutual Fund 5-10 Year Government Index, which increased 5.09% during the same period. A principal factor in the fund's positive performance was our decision to reduce the fund's effective duration *** in late 1995, before interest rates began to rise in early 1996. Then, when rates started to stabilize in late March 1996, we lengthened the effective duration to about five years. On balance, these moves helped the fund's investment results and contributed to its annual performance. The fund's one-year total return based on market price was 6.85%, with distributions reinvested and not including sales charges.

 * PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

[PHOTO]
WORTH BRUNTJEN
shares responsibility for the management of American Opportunity Income Fund. He has 29 years of financial experience.

PORTFOLIO COMPOSITION
As a percentage of total assets on October 31, 1996.

[CHART]

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

          1996 Annual Report  3    American Opportunity Income Fund

SHARES CONTINUE TO TRADE AT A DISCOUNT; *** HOWEVER, WE ARE HOPEFUL THAT CHANGES WE'VE MADE TO THE FUND AND LOWER MARKET INTEREST RATES WILL HELP IMPROVE THE FUND'S MARKET PRICE OVER TIME. The fund's market price was $5.875 as of October 31, 1996. Its net asset value was $6.53 at that same time.

THE ECONOMY SHOWED SIGNS OF BOTH STRENGTH AND WEAKNESS OVER THE PAST 12 MONTHS, WHICH CAUSED MIXED PERFORMANCE FOR BONDS. In late 1995, the economy slowed significantly and interest rates fell in anticipation of further weakness. However, as signs of a rebound emerged early in 1996, interest rates rose sharply, with a corresponding drop in bond prices. During the fund's last fiscal quarter, the bond market traded in a relatively narrow range of yields, which gave us an opportunity to do some repositioning. When long-term rates were at the high end of the recent range, we were able to acquire some longer-duration assets with higher yields. We believe these yields will help maintain the fund's income in a falling interest rate environment.

DURING THE YEAR, WE REINSTATED THE DOLLAR ROLL PROGRAM. *** Higher yields have made the dollar roll program attractive again, and the fund's participation is currently about 5% of total assets. While participation in the dollar roll program may enhance the fund's income, it also may increase the fund's net asset value volatility.

THE FUND ALSO BEGAN BORROWING THROUGH REVERSE REPURCHASE AGREEMENTS *** DURING THE YEAR. We were able to borrow at 5.4% and invest in securities that were yielding more than 7%, which was beneficial to the fund. Reverse repurchase agreements, expressed as a percentage of total assets, are approximately 12%. While they may be beneficial to the fund's income, they may also increase net asset value volatility.

[PHOTO]
BRUCE SALVOG
shares responsibility for the management of American Opportunity Income Fund. He has 26 years of financial experience.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

          1996 Annual Report  4    American Opportunity Income Fund

WE ALSO INTRODUCED CORPORATE BONDS THAT HAVE "PUT" DATES SEVEN YEARS FROM NOW, THROUGH TWO PURCHASES THAT MAKE UP ABOUT 4% OF THE FUND'S TOTAL ASSETS. These securities were attractive to us because they have the potential for strong price appreciation if rates fall. This particular "put" feature means the holder can choose to sell before maturity and, at the same time, gives our holdings the defensive characteristics of a seven-year bond if interest rates rise.

WE REDUCED HOLDINGS IN MORTGAGE-BACKED SECURITIES WITH CURRENT MARKET
COUPON RATES AS WE EXTENDED THE FUND'S EFFECTIVE DURATION. WE REPLACED THEM WITH A COMBINATION OF DISCOUNT-PRICED MORTGAGE SECURITIES *** AND SEASONED PREMIUM COUPON SECURITIES. *** We moved away from securities recently issued with 8% to 8.5% coupons, which are more likely to experience prepayments as interest rates fall over time. The replacement bonds we chose were designed to do well in a more volatile interest rate market, and they performed well during the volatile market we saw during the last two months of the period.

WE BELIEVE THE COMING MONTHS SHOULD BRING MODERATE ECONOMIC GROWTH WITH NO SUSTAINABLE INCREASE IN INFLATION. Given that outlook, we intend to keep the fund's effective duration at approximately its current position, which is near five years. However, the portfolio is highly liquid, which gives us the ability to quickly make changes if necessary.

THE PROPOSED SETTLEMENT OF A CLASS ACTION LAWSUIT AGAINST THE FUND SHOULD BE PRESENTED TO THE COURT FOR PRELIMINARY APPROVAL EARLY IN 1997. Shareholders received details of the proposed settlement in the semiannual report that was mailed in June. At that time, we anticipated preliminary court approval in fall 1996. Due to delays in the process, we now expect the approval in early 1997. There can, however, be no assurance as to timing of preliminary court approval or the settlement itself. (See the inside back cover of this report for information about ordering fund literature,

[PHOTO]
TOM MCGLINCH, CFA
shares responsibility for the management of American Opportunity Income Fund. He has 15 years of financial experience.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

          1996 Annual Report  5    American Opportunity Income Fund
including past shareholder reports.)

As always, we appreciate your investment in American Opportunity Income
Fund.

Sincerely,

/s/ Worth Bruntjen
Worth Bruntjen
Portfolio Manager

/s/ Bruce Salvog
Bruce Salvog
Portfolio Manager

/s/ Tom McGlinch
Tom McGlinch
Portfolio Manager


          1996 Annual Report  6    American Opportunity Income Fund

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  October 31, 1996
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $1,492,000) .........     $176,220,133
Cash in bank on demand deposit .............................          25,087
Principal receivable on mortgage securities ................          39,969
Accrued interest receivable ................................       1,314,540
                                                              -----------------
  Total assets .............................................     177,599,729
                                                              -----------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................       8,478,750
Reverse repurchase agreements payable ......................      21,000,000
Accrued investment management fee ..........................          66,884
Accrued administrative fee .................................          24,753
Accrued interest ...........................................          62,431
Variation margin payable (note 2) ..........................          41,250
                                                              -----------------
  Total liabilities ........................................      29,674,068
                                                              -----------------
Net assets applicable to outstanding capital stock .........     $147,925,661
                                                              -----------------
                                                              -----------------

REPRESENTED BY:
Capital stock - authorized 250 million shares of $0.01 par
  value; outstanding, 22,663,473 shares ....................     $   226,635
Additional paid-in capital .................................     209,460,913
Undistributed net investment income ........................         719,300
Accumulated net realized loss on investments ...............     (62,932,747)
Unrealized appreciation of investments (note 2) ............         451,560
                                                              -----------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................     $147,925,661
                                                              -----------------
                                                              -----------------

Net asset value per share of outstanding capital stock .....     $      6.53
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost .............     $175,183,729
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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            1996 Annual Report  7  American Opportunity Income Fund

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1996
 ..................................................................

INCOME:
Interest (net of interest expense of $613,741) .............     $11,283,796
Fee income (note 2) ........................................          97,348
                                                              -----------------

  Total investment income ..................................      11,381,144
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................         807,031
Administrative fee .........................................         294,880
Custodian and accounting fees ..............................          87,030
Transfer agent and dividend disbursing agent fees ..........          33,230
Reports to shareholders ....................................          43,148
Directors' fees ............................................          11,472
Audit and legal fees .......................................          45,831
Federal excise taxes (note 2) ..............................          99,532
Other expenses .............................................          61,991
                                                              -----------------
  Total expenses ...........................................       1,484,145
Less expenses paid indirectly ..............................          (8,261)
                                                              -----------------

  Total net expenses .......................................       1,475,884
                                                              -----------------

  Net investment income ....................................       9,905,260
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized loss on investments (note 4) ..................      (4,732,377)
Net change in unrealized appreciation or depreciation of
  investments ..............................................       5,938,003
                                                              -----------------

  Net gain on investments ..................................       1,205,626
                                                              -----------------

  Net increase in net assets resulting from operations .....     $11,110,886
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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            1996 Annual Report  8  American Opportunity Income Fund

---------------------------------------------------------------------

STATEMENT OF CASH FLOWS  For the Year Ended October 31, 1996
 ..................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and fee income ....................................     $11,381,144
Net expenses ...............................................      (1,475,884)
                                                              -----------------
  Net investment income ....................................       9,905,260
                                                              -----------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable and principal
    receivable on mortgage securities ......................         (18,426)
  Net amortization of bond discount and premium ............         206,170
  Change in accrued fees and expenses ......................          56,455
                                                              -----------------
    Total adjustments ......................................         244,199
                                                              -----------------

    Net cash provided by operating activities ..............      10,149,459
                                                              -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................     197,188,759
Purchases of investments ...................................    (212,794,599)
Net sales of short-term securities .........................         949,000
Net variation margin paid for futures contracts ............        (543,594)
                                                              -----------------

    Net cash used by investing activities ..................     (15,200,434)
                                                              -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............      21,000,000
Retirement of fund shares ..................................      (1,679,800)
Distributions paid to shareholders .........................     (14,388,307)
                                                              -----------------

    Net cash provided by financing activities ..............       4,931,893
                                                              -----------------
Net decrease in cash .......................................        (119,082)
Cash at beginning of year ..................................         144,169
                                                              -----------------

    Cash at end of year ....................................     $    25,087
                                                              -----------------
                                                              -----------------

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse repurchase
    agreements .............................................     $   551,310
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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            1996 Annual Report  9  American Opportunity Income Fund

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 YEAR ENDED          YEAR ENDED
                                                                  10/31/96            10/31/95
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 9,905,260         $11,469,020
Net realized loss on investments ...........................      (4,732,377)        (23,480,082)
Net change in unrealized appreciation or depreciation of
  investments ..............................................       5,938,003          40,289,273
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....      11,110,886          28,278,211
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................     (14,388,307)        (22,930,077)
                                                              -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from issuance of 398,296 shares for the dividend
  reinvestment plan ........................................              --           2,706,941
Payments for retirement of 265,800 and 234,400 shares,
  respectively (note 6) ....................................      (1,606,701)         (1,419,719)
                                                              -----------------   -----------------
  Increase (decrease) in net assets from capital share
    transactions ...........................................      (1,606,701)          1,287,222
                                                              -----------------   -----------------
  Total increase (decrease) in net assets ..................      (4,884,122)          6,635,356

Net assets at beginning of year ............................     152,809,783         146,174,427
                                                              -----------------   -----------------

Net assets at end of year ..................................     $147,925,661        $152,809,783
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $   719,300         $ 4,961,408
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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            1996 Annual Report  10  American Opportunity Income Fund

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................................................................
               American Opportunity Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests primarily in mortgage-backed securities including U.S. government agency securities and privately issued securities. The fund's investments in mortgage-backed securities include derivative securities and the fund may purchase securities through the sale-forward (dollar-roll) program. In addition, the fund may borrow through the use of reverse repurchase agreements. Fund shares are listed on the New York Stock Exchange under the symbol OIF.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                  INVESTMENTS IN SECURITIES
               The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

               Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or market quotations from dealers are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices.
               Over-the-counter options

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            1996 Annual Report  11  American Opportunity Income Fund

---------------------------------------------------------------------
               are valued using market quotations obtained from independent dealers that make markets in the securities. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                  OPTIONS TRANSACTIONS
               For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, and write cash-secured puts. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

               Option contracts are valued weekly and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                  FUTURES TRANSACTIONS
               In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related

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            1996 Annual Report  12  American Opportunity Income Fund

---------------------------------------------------------------------
               options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

               At October 31, 1996, the fund had securities with a market value of $529,080 pledged as collateral to cover initial margin deposits on the following interest rate futures sales contracts:

                                          NUMBER OF                 MARKET     UNREALIZED
TYPE OF CONTRACT                          CONTRACTS   PAR VALUE      VALUE        LOSS
----------------------------------------  ---------  -----------  -----------  ----------
U.S. Treasury note, 10 year, December
  1996 .................................       25    $ 2,500,000  $ 2,740,625  $  (76,563)
U.S. Treasury bond, 30 year, December
  1996 .................................       90      9,000,000   10,170,000    (508,281)
                                              ---    -----------  -----------  ----------
                                              115    $11,500,000  $12,910,625  $ (584,844)
                                              ---    -----------  -----------  ----------
                                              ---    -----------  -----------  ----------

                  FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS
               Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. For financial reporting purposes the realized and unrealized gain
               (loss) on investments reflects changes in exchange rates as well as changes in the market value of investments.

               The fund also may enter into forward foreign currency exchange contracts for hedging purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by

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            1996 Annual Report  13  American Opportunity Income Fund

---------------------------------------------------------------------
               the fund, and the resulting unrealized appreciation or depreciation, are determined using foreign currency exchange rates from independent pricing sources. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

                  INTEREST RATE TRANSACTIONS
               To preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes, the fund may enter into various hedging transactions, such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based notional principal amount from the party selling the interest rate floor.

               If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there is risk that the positions may correlate imperfectly with the asset or liability being hedged. Other risks of entering into these transactions are that a liquid secondary market may not always exist or that the other party to the transaction may not perform.

               For interest rate swaps, caps and floors, the fund accrues weekly, as an increase or decrease to interest income, the current net amount due to or owed by the fund. Interest rate swaps, caps and floors are

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            1996 Annual Report  14  American Opportunity Income Fund

---------------------------------------------------------------------
               valued from prices quoted by independent brokers. These valuations represent the present value of all future cash settlement amounts based on implied forward interest rates.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of October 31, 1996, the fund had entered into outstanding when-issued or forward commitments of $8,478,750.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the year ended October 31, 1996, such fees earned by the fund amounted to $97,348.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. However, the fund incurred federal excise taxes of $99,532, or $0.004 per share, on income retained during the 1995 excise tax year. For calendar year 1996, the fund intends

---------------------------------------------------------------------

            1996 Annual Report  15  American Opportunity Income Fund

---------------------------------------------------------------------
               to distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the differences in amortization policies for notional principal contracts, losses deferred due to "straddle" transactions, the timing of recognition of income on certain collateralized mortgage-backed securities, and the non-deductibility of excise tax payments made.

               The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to increase undistributed net investment income by $240,939, increase accumulated net realized loss on investments by $141,407 and decrease additional paid-in-capital by $99,532.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares

---------------------------------------------------------------------

            1996 Annual Report  16  American Opportunity Income Fund

---------------------------------------------------------------------
               purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................................................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the funds average weekly net assets and 4.50% of the daily gross income (i.e., income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month. The monthly investment management fee shall not exceed in the aggregate 1/12th of 0.725% of the fund's average

---------------------------------------------------------------------

            1996 Annual Report  17  American Opportunity Income Fund

---------------------------------------------------------------------
               weekly net assets during the month (approximately 0.725% on an annual basis). For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets. For its fee, the administrator will provide reporting, regulatory and record-keeping services for the fund.

               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended October 31, 1996 aggregated $213,585,929 and $190,460,461, respectively. For the year ended October 31, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(5) CAPITAL LOSS CARRYOVER
 ................................................................................
               For federal income tax purposes, the fund had capital loss carryovers of $62,880,487 as of October 31, 1996, which, if not offset by subsequent capital gains, will expire in 2001 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

---------------------------------------------------------------------

            1996 Annual Report  18  American Opportunity Income Fund

---------------------------------------------------------------------

(6) RETIREMENT OF FUND SHARES
 ................................................................................
               The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund had cumulatively repurchased and retired 500,200 shares as of February 8, 1996, which represents 2.5% of the shares originally issued.

(7) PENDING LITIGATION
 ................................................................................
               An amended complaint purporting to be a class action was filed on September 7, 1995, in the United States District Court for the Western District of Washington against the fund, seven other closed-end investment companies for which Piper Capital
               Management Incorporated acts as investment adviser, Piper Jaffray Companies Inc., Piper Jaffray Inc., Piper Capital Management Incorporated and certain individuals. The named plaintiffs and defendants in this putative class action have reached an agreement-in-principle on a proposed settlement and are negotiating the terms of a definitive settlement agreement. If approved by the Court, a definitive settlement agreement consistent with the terms of the agreement-in-principle would provide $15.5 million to class members in payments by Piper Jaffray Companies Inc. and Piper Capital Management Incorporated scheduled during the next four years. The agreement stipulates, among other things, that OIF would offer to repurchase up to 25 percent of its outstanding shares from current shareholders at net asset value. The repurchase offer would occur after the effective date of the settlement following Court approval. If the discount between net asset value and market price of this fund does not decrease to 5 percent or less within approximately two years after the effective date of the settlement, the fund's board would submit a shareholder proposal to convert this fund to an open-end format unless the board determines at that time that it would not be in fund shareholders' best interest to do so.

---------------------------------------------------------------------

            1996 Annual Report  19  American Opportunity Income Fund

---------------------------------------------------------------------

(8) FINANCIAL HIGHLIGHTS
 ................................................................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                                               Two
                                            Year       Year       Year        Months       Year       Year
                                           Ended      Ended       Ended       Ended       Ended      Ended
                                          10/31/96   10/31/95   10/31/94     10/31/93    8/31/93    8/31/92
                                          --------   --------   ---------   ----------   --------   --------
PER-SHARE DATA
Net asset value, beginning of period ...  $ 6.66     $ 6.42     $ 10.68     $10.88       $11.33     $ 9.81
                                          --------   --------   ---------   ----------   --------   --------
Operations:
  Net investment income ................    0.43       0.49        0.85       0.34         1.71       1.49
  Net realized and unrealized gains
    (losses) on investments ............    0.07       0.75       (3.53)     (0.37)       (0.02)      1.35
                                          --------   --------   ---------   ----------   --------   --------
    Total from operations ..............    0.50       1.24       (2.68)     (0.03)        1.69       2.84
                                          --------   --------   ---------   ----------   --------   --------
Distributions to shareholders:
  From net investment income ...........   (0.63)     (1.00)      (1.48)     (0.17)       (1.22)     (1.08)
  From net realized gains on
    investments ........................      --         --          --         --        (0.92)     (0.24)
  In excess of net realized gains on
    investments ........................      --         --       (0.10)        --           --         --
                                          --------   --------   ---------   ----------   --------   --------
    Total distributions to
      shareholders .....................   (0.63)     (1.00)      (1.58)     (0.17)       (2.14)     (1.32)
                                          --------   --------   ---------   ----------   --------   --------
Net asset value, end of period .........  $ 6.53     $ 6.66     $  6.42     $10.68       $10.88     $11.33
                                          --------   --------   ---------   ----------   --------   --------
                                          --------   --------   ---------   ----------   --------   --------
Market value, end of period ............  $ 5.88     $ 6.13     $  7.00     $11.63       $11.63     $11.50
                                          --------   --------   ---------   ----------   --------   --------
                                          --------   --------   ---------   ----------   --------   --------
SELECTED INFORMATION
Total return, net asset value (a) ......    7.98%     20.98%     (27.61)%    (0.29)%      17.30%     30.83%
Total return, market value (b) .........    6.85%      2.16%     (28.77)%     1.43%       21.82%     26.40%
Net assets at end of period (in
  millions) ............................  $  148     $  153     $   146     $  232       $  237     $  239
Ratio of expenses to average weekly net
  assets (c)(g) ........................    1.01%      1.29%       1.39%      1.10%(f)     1.33%      1.15%
Ratio of net investment income to
  average weekly net assets ............    6.72%      7.74%      10.73%     19.11%(f)    15.83%     14.36%
Portfolio turnover rate (excluding
  short-term securities) ...............     118%       139%        169%        21%         104%        92%
Amount of borrowings outstanding at end
  of period (in millions) (d) ..........  $   21     $   --     $    --     $   87       $   99     $   72
Per-share amount of borrowings
  outstanding at end of period .........  $ 0.92     $   --     $    --     $ 4.01       $ 4.57     $ 3.43
Per-share amount of net assets,
  excluding borrowings, at end of period  $ 7.45     $   --     $    --     $14.69       $15.45     $14.76
Asset coverage ratio (e) ...............     804%        --          --        366%         338%       431%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) INCLUDES 0.07%, 0.30%, 0.31%, 0.29% AND 0.05% FROM FEDERAL EXCISE TAXES IN FISCAL YEARS ENDED OCTOBER 31, 1996, 1995 AND 1994 AND FISCAL YEARS ENDED AUGUST 31, 1993, AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(D) SECURITIES PURCHASED ON A WHEN-ISSUED BASIS FOR WHICH LIQUID, HIGH-GRADE DEBT OBLIGATIONS ARE MAINTAINED IN A SEGREGATED ACCOUNT ARE NOT CONSIDERED BORROWINGS. SEE FOOTNOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(E) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(F)  ADJUSTED TO AN ANNUAL BASIS.
(G) THE RATIO OF EXPENSES TO AVERAGE WEEKLY NET ASSETS EXCLUDES INTEREST EXPENSE THAT HAS BEEN PRESENTED NET OF THE RELATED INTEREST INCOME IN THE FINANCIAL STATEMENTS. IF INTEREST EXPENSE HAD BEEN INCLUDED IN TOTAL EXPENSES, THE RATIOS OF EXPENSES TO AVERAGE WEEKLY NET ASSETS WOULD HAVE
     BEEN: 1.42% FOR FISCAL 1996, 2.58% FOR FISCAL 1994, 1.62% FOR TWO MONTHS ENDED 10/31/93, 2.78% FOR FISCAL 1993 AND 2.64% FOR FISCAL 1992.

---------------------------------------------------------------------

            1996 Annual Report  20  American Opportunity Income Fund

Investments in Securities
---------------------------------------------------------------------

AMERICAN OPPORTUNITY INCOME FUND                                  October 31, 1996
 .........................................................................................

                                                            Principal           Market
Description of Security                                       Amount           Value (a)
---------------------------------------------------------  ------------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (111.8%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (B) (84.6%):
    ADJUSTABLE RATE (2.3%):
      6.70%, FHLMC, 10/1/19 .............................  $  3,448,531      $   3,444,289
                                                                             -------------

    FIXED RATE (73.1%):
      7.00%, FHLMC, 9/1/10 ..............................     1,685,468          1,692,294
      6.50%, FHLMC, 1/1/26 ..............................     2,811,844          2,701,086
      6.50%, FHLMC, 3/1/26 ..............................       124,632            119,723
      6.50%, FHLMC, 4/1/26 ..............................     1,494,959          1,433,740
      6.50%, FHLMC, 4/1/26 ..............................     4,475,421          4,292,153
      6.50%, FHLMC, 4/1/26 ..............................     2,953,196          2,832,263
      7.50%, FHLMC, 8/1/25 ..............................    11,345,781         11,405,914
      7.00%, FHLMC, 9/1/10 ..............................     4,353,752          4,371,385
      7.00%, FHLMC, 10/1/10 .............................     6,798,688          6,826,223
      7.00%, FNMA, 5/1/26 ...............................     4,001,378          3,926,312
      6.50%, FNMA, 5/1/11 ...............................     3,949,673          3,885,451
      7.50%, FNMA, 2/1/26 ...............................     1,461,519          1,465,158
      7.00%, FNMA, 4/1/26 ...............................     2,279,682          2,236,915
      6.50%, FNMA, 4/1/11 ...............................     1,902,218          1,871,288
      6.50%, FNMA, 4/1/11 ...............................       951,418            935,948
      6.50%, FNMA, 4/1/11 ...............................     4,739,849          4,672,970
      8.00%, FNMA, 7/1/26 ...............................     4,928,219          5,029,789
      8.00%, FNMA, 6/1/26 ...............................     1,930,619          1,970,409
      8.00%, GNMA, 7/15/26 ..............................     3,825,072          3,913,469
      8.00%, GNMA, 7/15/26 ..............................     5,004,456          5,120,109
      8.00%, GNMA, 7/15/26 ..............................     4,900,079          5,013,320
      9.00%, GNMA, 11/15/21 .............................     3,678,986          3,924,963
      6.50%, GNMA, 10/15/10 .............................     6,261,892          6,197,018
      7.00%, GNMA, 12/15/10 .............................     5,469,866          5,515,977
      9.00%, GNMA, 4/15/21 ..............................     4,756,302          5,109,980
      9.00%, GNMA, 10/15/22 .............................     2,900,115          3,097,642
      7.50%, GNMA, 1/1/23 ...............................     8,500,000(c)       8,531,705
                                                                             -------------
                                                                               108,093,204
                                                                             -------------

    Z-BOND (9.2%):
      8.18%, FHLMC, Series 1870, Class Z, 1/15/24 .......     4,782,887          3,909,264
      8.50%, FNMA, Series 1994-93, Class Z, 2/25/24 .....     1,218,517          1,270,145
      8.19%, FNMA, Series 1996-35, Class Z, 7/25/26 .....     6,141,230          5,324,600

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1996 Annual Report  21  American Opportunity Income Fund

---------------------------------------------------------------------

AMERICAN OPPORTUNITY INCOME FUND
(CONTINUED)

                                                            Principal           Market
Description of Security                                       Amount           Value (a)
---------------------------------------------------------  ------------      -------------
      8.05%, Vendee Mortgage Trust, Series 1996-1,Class
        1Z, 2/15/26 .....................................  $  3,681,227      $   3,046,790
                                                                             -------------
                                                                                13,550,799
                                                                             -------------

  U.S. GOVERNMENT SECURITIES (27.2%):
      6.50%, U.S. Treasury Note, 8/15/05 ................     4,000,000          4,044,960
      6.13%, U.S. Treasury Note, 9/30/00 ................     9,000,000(e)       9,034,380
      5.63%, U.S. Treasury Note, 11/30/00 ...............    11,500,000(e)      11,335,895
      7.25%, U.S. Treasury Bond, 5/15/16 ................     4,500,000(d)       4,761,720
      6.00%, U.S. Treasury Note, 10/15/99 ...............     8,000,000(e)       8,031,600
      5.88%, U.S. Treasury Note, 8/15/98 ................     1,500,000          1,504,080
      6.60%, U.S. Treasury Strip, 8/15/06 ...............     3,000,000(h)       1,600,950
                                                                             -------------
                                                                                40,313,585
                                                                             -------------

        Total U.S. Government and Agency Securities
          (cost: $163,598,428)  .........................                      165,401,877
                                                                             -------------

PRIVATE MORTGAGE-BACKED SECURITIES (B) (1.8%):
  INTEREST-ONLY (0.0%):
      0.00%, Residential Funding Mortgage Securities I,
        Series 1992-S1, Class A7, 1/25/22 ...............            --(g)          18,293
                                                                             -------------

  INVERSE FLOATER (0.5%):
      24.05%, Citicorp Mortgage Securities, Series
        1990-14, Class A6, LIBOR, 9/25/20 ...............       775,859            775,859
                                                                             -------------

  Z-BOND (1.3%):
      8.50%, Pacific Collateralized Mortgage Obligation
        Trust, Series 3, Class Z, 5/1/17 ................     1,789,345          1,884,394
                                                                             -------------

        Total Private Mortgage-Backed Securities
          (cost: $3,512,574)  ...........................                        2,678,546
                                                                             -------------

CORPORATE BONDS (4.5%):
      Coca-Cola Enterprises, 6.70%, 10/15/36 ............     3,500,000          3,548,440
      Lehman Brothers Inc., 7.50%, 8/1/26 ...............     3,000,000          3,099,270
                                                                             -------------

        Total Corporate Bonds
          (cost: $6,580,727)  ...........................                        6,647,710
                                                                             -------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

            1996 Annual Report  22  American Opportunity Income Fund

---------------------------------------------------------------------

AMERICAN OPPORTUNITY INCOME FUND
(CONTINUED)

                                                            Principal           Market
Description of Security                                       Amount           Value (a)
---------------------------------------------------------  ------------      -------------
SHORT-TERM SECURITIES (1.0%):
      Repurchase agreement with State Street Bank and
        Trust, acquired on 10/31/96, interest of $231,
        5.58%, 11/1/96
        (cost: $1,492,000) ..............................  $  1,492,000(f)   $   1,492,000
                                                                             -------------

        Total Investments in Securities
          (cost: $175,183,729) (i)  .....................                    $ 176,220,133
                                                                             -------------
                                                                             -------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         ADJUSTABLE RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED
          INDEX.
         INTEREST-ONLY - REPRESENTS SECURITIES THAT ENTITLE HOLDERS TO RECEIVE
          ONLY INTEREST PAYMENTS ON THE UNDERLYING MORTGAGES. THE YIELD TO MATURITY OF AN INTEREST-ONLY IS EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS ON THE UNDERLYING MORTGAGE ASSETS. A RAPID (SLOW) RATE OF PRINCIPAL REPAYMENTS MAY HAVE AN ADVERSE (POSITIVE) EFFECT ON YIELD TO MATURITY. INTEREST RATES DISCLOSED REPRESENT CURRENT YIELDS BASED UPON THE CURRENT COST BASIS AND ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS.
         INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
          INCREASE (DECREASE) WITH A DECLINE (INCREASE) IN THE SPECIFIED INDEX. THE INTEREST RATE PAID BY THE INVERSE FLOATER WILL GENERALLY CHANGE AT A MULTIPLE OF ANY CHANGE IN THE INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON OCTOBER 31, 1996.
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
          THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
         VENDEE - SECURITIES ISSUED THROUGH THE VENDEE LOAN PROGRAM,
          ADMINISTERED AND GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY THE VETERANS ADMINISTRATION (VA). THE VA GUARANTEE IS BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES GOVERNMENT.
(C) ON OCTOBER 31, 1996, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $8,478,750.
(D) THIS ISSUE IS PARTIALLY PLEDGED AS INITIAL MARGIN DEPOSIT ON OPEN INTEREST RATE FUTURES SALES CONTRACTS (SEE NOTE 2 TO THE FINANCIAL STATEMENTS).
(E) ON OCTOBER 31, 1996, SECURITIES VALUED AT $21,058,610 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                             NAME OF BROKER AND
              ACQUISITION                          ACCRUED     DESCRIPTION OF
   AMOUNT        DATE        RATE*       DUE      INTEREST       COLLATERAL
------------  -----------  ---------  ----------  ---------  -------------------
$ 16,000,000    10/10/96       5.26%    11/12/96  $  51,431              (1)
   5,000,000    10/17/96       5.28%    11/15/96     11,000              (2)
------------                                      ---------
$ 21,000,000                                      $  62,431
------------                                      ---------
------------                                      ---------

         * INTEREST RATE IS AS OF OCTOBER 31, 1996. RATES ARE BASED ON THE LIBOR AND RESET MONTHLY.

---------------------------------------------------------------------

            1996 Annual Report  23  American Opportunity Income Fund

---------------------------------------------------------------------

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:

     (1)  MORGAN STANLEY;
              U.S. TREASURY NOTE, 6.13%, 9/30/00, $8,172,000 PAR
              U.S. TREASURY NOTE, 5.63%, 11/30/00, $8,000,000 PAR
     (2)  MORGAN STANLEY;
              U.S. TREASURY NOTE, 6.00%, 10/15/99, $4,950,000 PAR

(F) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(G) BASED UPON ESTIMATED TIMING AND AMOUNT OF FUTURE CASH FLOWS, INCOME IS CURRENTLY NOT BEING RECOGNIZED ON CERTAIN INTEREST-ONLY SECURITIES WITH AN AGGREGATE MARKET VALUE OF $18,293.
(H) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(I) ON OCTOBER 31, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $175,146,950. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING OPEN FUTURES CONTRACTS, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  2,557,937
      GROSS UNREALIZED DEPRECIATION ......    (2,069,598)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $    488,339
                                            ------------
                                            ------------

---------------------------------------------------------------------

            1996 Annual Report  24  American Opportunity Income Fund

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN OPPORTUNITY INCOME FUND INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Opportunity Income Fund as of October 31, 1996, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented in note 8 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Opportunity Income Fund Inc. as of October 31, 1996, and the results of its operations and cash flows for the year ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods presented in note 8 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 13, 1996

---------------------------------------------------------------------

            1996 Annual Report  25  American Opportunity Income Fund

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

PAYABLE DATE                                     AMOUNT
---------------------------------------------    -------
November 22, 1995 ...........................    $0.070
December 27, 1995 ...........................     0.070
January 11, 1996 ............................     0.070
February 21, 1996 ...........................     0.055
March 27, 1996 ..............................     0.055
April 24, 1996 ..............................     0.055
May 29, 1996 ................................     0.055
June 26, 1996 ...............................     0.055
July 24, 1996 ...............................     0.037
August 28, 1996 .............................     0.037
September 25, 1996 ..........................     0.037
October 23, 1996 ............................     0.037
                                                 -------
    Total ...................................    $0.633
                                                 -------
                                                 -------

---------------------------------------------------------------------

            1996 Annual Report  26  American Opportunity Income Fund

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1996. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               1.  The fund's shareholders elected the following directors:

                                                                  SHARES
                                                                 WITHHOLDING
                                                   SHARES        AUTHORITY
                                                  VOTED FOR      TO  VOTE
                                                 -----------     --------
David T. Bennett ............................     20,463,802     565,582
Jaye F. Dyer ................................     20,475,680     553,704
William H. Ellis ............................     20,452,322     577,062
Karol D. Emmerich ...........................     20,476,186     553,198
Luella G. Goldberg ..........................     20,451,183     578,201
George Latimer ..............................     20,467,809     561,575

               2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ended October 31, 1996. The following votes were cast regarding this matter:

                     SHARES
      SHARES         VOTED                      BROKER
     VOTED FOR      AGAINST      ABSTENTIONS  NON-VOTES
    -----------     --------     --------     ----------
     20,567,815     230,413      232,156             --

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

---------------------------------------------------------------------

            1996 Annual Report  27  American Opportunity Income Fund

---------------------------------------------------------------------

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than 5 business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 10% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, IFTC will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

               By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 10% or more above the NAV, you will receive

---------------------------------------------------------------------

            1996 Annual Report  28  American Opportunity Income Fund

---------------------------------------------------------------------
               shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with a NAV greater than the value of any cash distributions you would have received.

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written

---------------------------------------------------------------------

            1996 Annual Report  29  American Opportunity Income Fund

---------------------------------------------------------------------
               instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

---------------------------------------------------------------------

            1996 Annual Report  30  American Opportunity Income Fund

        Directors and Officers
----------------------------------------

                  DIRECTORS
               David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS,
                   INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
               Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
               William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER
                   CAPITAL MANAGEMENT INCORPORATED
               Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
               Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL
                   CORP., HORMEL FOODS CORP.
               David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF
                   ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
               George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                  OFFICERS

William H. Ellis,
    CHAIRMAN OF THE BOARD
Paul A. Dow,
    PRESIDENT
Robert H. Nelson,
    VICE PRESIDENT AND TREASURER
Susan Sharp Miley,
    SECRETARY

                  INVESTMENT ADVISER
               Piper Capital Management Incorporated
               222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                  CUSTODIAN AND TRANSFER AGENT
               Investors Fiduciary Trust Company
               127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                  LEGAL COUNSEL
               Dorsey & Whitney LLP
               220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

                  INDEPENDENT AUDITORS
               KPMG Peat Marwick LLP
               4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

---------------------------------------------------------------------

            1996 Annual Report  31  American Opportunity Income Fund

GLOSSARY OF TERMS [HAT]

DISCOUNT
Closed-end funds may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

DISCOUNT-PRICED MORTGAGE SECURITY
Mortgage securities that trade at a discount with coupon rates that are lower than current market coupon rates.

DOLLAR ROLL PROGRAM
The dollar roll program allows a fund to generate fee income by committing to pay for securities in the future at today's prices. Participation in the dollar roll program increases the cost of assets exposed to market and interest rate risk, and therefore may, to the extent the fund remains fully invested, increase a fund's net asset value volatility. The fund segregates, with its custodian, assets with a market value equal to the cost of its purchase commitments.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

If a fund has an AGGRESSIVE EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a DEFENSIVE EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

           1996 Annual Report 32   American Opportunity Income Fund

GLOSSARY OF TERMS [HAT]

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as its benchmark.

REVERSE REPURCHASE AGREEMENT
A reverse repurchase agreement is an agreement between a seller of securities (the fund) and a buyer, whereby the fund receives cash and pays interest and agrees to buy back the same securities at an agreed upon price at a stated date. Reverse repurchase agreements are considered borrowings.

SEASONED PREMIUM COUPON SECURITIES
For mortgage-backed securities, a seasoned premium security is a relatively high coupon security trading at a premium, in which the underlying mortgages have already gone through a refinancing cycle and, therefore, is less likely to prepay principal at an accelerated rate if market conditions exist to make refinancing attractive again.

FOR MORE INFORMATION

By Phone [PHONE]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

29  American Opportunity
    Income Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [ENVELOPE]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE  [WAVES]

http://www.piperjaffray.com/money_management/

PIPER CAPITAL                                                 Bulk Rate
MANAGEMENT                                                  U.S. Postage
                                                                PAID
PIPER CAPITAL MANAGEMENT INCORPORATED                      Permit No. 3008
222 SOUTH NINTH STREET                                        Mpls., MN
MINNEAPOLIS, MN 55402-3804

[RECYCLE    THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
 LOGO]      100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.

#11130    12/1996    032-97

                                   STAPLES
                                   [ARROW]